Exhibit 99.1

AMENDMENT NO. 2 TO

AMENDED AND RESTATED 1997 EMPLOYEE STOCK PURCHASE PLAN

The Amended and Restated 1997 Employee Stock Purchase Plan (the “Plan”) of PC Connection, Inc. is hereby further amended as follows:

1.	The last sentence of the first paragraph is hereby deleted in its entirety and the following is inserted in lieu thereof:

“One Million One Hundred and Thirty-Seven Thousand Five Hundred (1,137,500) shares of Common Stock in the aggregate have been reserved for this purpose.”

2.	Section 5 of the Plan is hereby deleted in its entirety and a new Section 5 is inserted in lieu thereof which reads as follows:

“5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he receives during the Plan Period. In no event may an employee’s total payroll deductions exceed $10,000 (during a six-month Plan Period) or $20,000 (in the case of a one-year Plan Period). The minimum payroll deduction is such percentage of Compensation as may be established from time to time by the Board or the Committee.

No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds (a) $12,500 (during a six-month Plan Period) or (b) $25,000 (in the case of a one-year Plan Period) of the fair market value of such Common Stock (determined as of the last business day of the Plan Period) for each such Plan Period in which the Option is outstanding at any time.”

Adopted by the Board of Directors on March 4, 2015.

Approved by shareholders on May 20, 2015.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED 1997 EMPLOYEE STOCK PURCHASE PLAN

The last sentence of the first paragraph is hereby deleted in its entirety and the following is inserted in lieu thereof:

“One million Thirty-Seven Thousand Five Hundred (1,037,500) shares of Common Stock in the aggregate have been reserved for this purpose.”

Adopted by the Board of Directors on January 31, 2012.

Amendment approved by shareholders on May 23, 2012

Amended and Restated 1997 Employee Stock Purchase Plan

The purpose of this Plan is to provide eligible employees of PC Connection, Inc., a Delaware corporation (the “Company”), and certain of its U.S. subsidiaries with opportunities to purchase shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), commencing on January 1, 1999. Nine Hundred Thirty-Seven Thousand Five Hundred (937,500) shares of Common Stock in the aggregate have been reserved for this purpose.

1. Administration. The Plan will be administered by the Company’s Board of Directors (the “Board”) or by the Compensation Committee appointed by the Board (the “Committee”). The Board or the Committee has authority to make rules and regulations for the administration of the Plan, to determine any brokerage and other fees to be paid or subsidized by the Company, and to determine the number of shares in each Offering; its interpretation and decisions with regard thereto shall be final and conclusive.

2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a “Designated Subsidiary”), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

(a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

(b) they have been employed by the Company or a Designated Subsidiary for at least six months prior to enrolling in the Plan; and

(c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

3. Offerings. The Company will make one or more offerings (each, an “Offering”) to employees to purchase shares of Common Stock under this Plan. Offerings will begin each January 1 and July 1, or the first business day thereafter (the “Offering Commencement Dates”). Each Offering Commencement Date will begin a six-month or one-year period (a “Plan Period”) during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period.

4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee’s appropriate payroll office, or in any other manner determined to be appropriate by the Board or the Committee (“Appropriate Authorization”), at least ten (10) days prior to the applicable Offering Commencement Date. The Appropriate Authorization will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee notifies the Company of a new Appropriate Authorization or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term “Compensation” means the amount of money reportable on the employee’s Federal Income Tax Withholding Statement, excluding allowances and reimbursements for expenses such as relocation allowances, travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, whether or not shown on the employee’s Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions.

5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he receives during the Plan Period. In no event may an employee’s total payroll deductions during a calendar year exceed $20,000. The minimum payroll deduction is such percentage of Compensation as may be established from time to time by the Board or the Committee.

No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined as of the last business day of the Plan Period) for each calendar year in which the Option is outstanding at any time.

6. Deduction Changes. An employee may increase, decrease or discontinue his or her payroll deduction once during any Plan Period, by effecting a new Appropriate Authorization. If an employee elects to discontinue his or her payroll deductions during a Plan Period, but does not elect to withdraw his or her funds pursuant to Section 8 hereof, funds deducted prior to his or her election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

7. Interest. Interest will not be paid on any employee accounts.

8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee’s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. Any employee who withdraws from participation in an Offering shall not be permitted to participate in the Plan again until the start of the next Plan Period.

9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last business day of such Plan Period (the “Exercise Date”), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by dividing $12,500 (in the case of a six-month Plan Period) or $25,000 (in the case of a one-year Plan Period) by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

The purchase price for each share purchased will be 95% of the closing price of the Common Stock on the Exercise Date. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his or her accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee’s account shall be refunded.

10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company’s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee’s termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee’s account shall be paid to the employee or, in the event of the employee’s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee’s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate.

12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or her.

13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares reserved for issuance under this Plan, the number of shares issuable in any Offering, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

16. Merger. In the event of a proposed sale of all or substantially all of the assets of the Company or a merger or consolidation of the Company with or into another corporation (other than a merger in which the Company is the surviving corporation and the holders of the capital stock of the Company immediately prior to such merger continue to hold at least 50% by voting power of the capital stock of the Company) or the proposed dissolution or liquidation of the Company during a Plan Period, the Board or the Committee shall set a new Exercise Date (the “New Exercise Date”) for such Plan Period, and such Plan Period shall end on the New Exercise Date. The New Exercise Date shall be before the date of such asset sale, merger, consolidation, dissolution or liquidation. The Board or the Committee shall send written notice to each employee participating in the Offering for such Plan Period, at least ten business days prior to the New Exercise Date, that the Exercise Date for such Offering has been changed to the New Exercise Date and that the employee’s Option shall be exercised automatically on the New Exercise Date, unless prior to such date the employee has withdrawn from such Offering as provided in Section 8 hereof.

17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis. Any balance remaining in an employee’s payroll deduction account at the end of a Plan Period due to an insufficiency of shares will be refunded to the employee without interest.

19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

20. Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

21. Governing Law. The Plan shall be governed by New Hampshire law except to the extent that such law is preempted by federal law.

22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

24. Effective Date and Approval of Shareholders. The Plan shall take effect on January 1, 1999, but is subject to approval by the stockholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

Approved by the Board of Directors on April 30, 2009.

Approved by shareholders on June 17, 2009.